Fees Summary	Dec. 04, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 676,620,000
Previously Paid Amount	0
Total Fee Amount	103,590.53
Total Offset Amount	0
Net Fee	$ 103,590.53